23. Deferred revenue	12 Months Ended
Dec. 31, 2017
Deferred Revenue
Deferred revenue

The Company received amounts from business partners on exclusivity in the intermediation of additional or extended warranty services, and the subsidiary Sendas received amounts for the rental of back lights for exhibition of products from its suppliers.

	2017	2016

Additional or extended warranties	27	35
Barter agreement	14	12
Services rendering agreement - Allpark	13	15
Back lights	104	85
Future revenue agreement (note 23.1)	-	100
Others	10	1
	168	248

Current	146	224
Noncurrent	22	24

23.1.	Future revenue agreement

The Company signed an agreement to sell a distribution center receiving R$100 as an advance payment in 2016. In 2017 the sale of this asset was R$176 and a gain of R$40 was recognized as other operating income.